UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2013

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

This year’s hurricanes, raging wildfires and devastating blizzards have made it clear to more and more people that climate change is one of the most critical issues we are facing. As an environmentally responsible investing firm that has been working on energy and climate change issues for over two decades, Green Century Capital Management (Green Century) has been busier than ever using the power of its investments and the clout of shareholders to address this important issue.

While the Green Century Balanced Fund has been fossil fuel free for eight years and the Green Century Equity Fund has always had a low carbon profile, Green Century received increased media attention about these aspects of our Funds from financial trade writers in the last year. In addition, inflows increased significantly with the Funds’ net assets growing 39% between August 1, 2012 and July 31, 2013.

Some of this momentum is related to a national Fossil Fuel Divestment campaign that was launched last fall by the environmental organization 350.org. Since then, the divestment campaign has emerged as the leading discussion topic in the sustainable and responsible investing community and received media coverage in The New York Times, Forbes, NPR and dozens of other national and regional media outlets. Investors may have heard about the campaign this way or through your connections to some of the almost 400 churches, colleges and cities that have joined this effort.

The campaign began with an article by noted environmental author and 350.org founder Bill McKibben, who wrote about the danger posed by the amount of oil, coal and gas reserves that fossil fuel companies hold for a Rolling Stone cover article in July 2012. In the article, Mr. McKibben highlighted the limits needed on carbon emissions to keep global temperature rise below the consensus level of 2°C (even at the current 0.8°C temperature rise we are already seeing significant planetary changes). The problem is that energy companies own more than five times the amount of carbon-based fuels than scientists agree we can safely burn to stay within the recommended limits.

Soon thereafter, Mr. McKibben and 350.org held a national media tour to launch the fossil fuel divestment campaign, which calls on educational and religious organizations, city and state governments, and other institutions to stop any new investments in fossil fuel companies and divest from any current investments in fossil fuels within five years. The campaign aims to expose the role of the fossil fuel industry in thwarting national energy policy needed to curb global warming.

Green Century and the Balanced Fund’s subadviser, Trillium Asset Management, have played a leading role in educating investors that excluding the traditional energy sector may protect against the risk of potential restrictions on carbon emissions. If or when governments restrict carbon emissions, companies owning those fossil fuel resources will not be allowed to burn them. In this scenario, companies will take a loss on these stranded assets and investors will suffer from the devaluation of the companies’ resources. Divesting now may protect investors against future devaluation.

In addition, divesting frees up assets to reinvest in companies that are following high environmental standards. Both of Green Century’s mutual funds invest in environmental leaders that are committed to reducing energy use throughout their supply chains as well as many companies in the renewable and energy efficiency sectors that produce products that reduce reliance on fossil fuels for their customers.

Green Century’s leadership in addressing climate change starts with the portfolio construction of our two environmentally responsible mutual funds and extends to our successful shareholder advocacy program, both of which are described below.

Green Century Funds:

•

The Green Century Balanced Fund does not invest in coal, oil, or gas companies, instead investing in environmentally innovative companies, such as energy efficiency leaders. The Fund maintains a diverse portfolio across a wide variety of sectors that meet rigorous sustainability criteria. The carbon footprint of the Balanced Fund is almost half that of the S&P 500® Index[1], as measured by environmental data and analysis firm Trucost® and is based on measuring the tons of carbon emissions per million dollars of revenue of the companies held by the Balanced Fund and those of the companies included in the S&P 500® Index as of January 31, 2013.

•

The Green Century Equity Fund does not invest in coal and major oil companies, both of which have significant environmental footprints. By tracking the longest-running sustainable investment index, the Equity Fund invests in sustainability leaders throughout diverse sectors of the economy.

Shareholder Advocacy:

In the last year, Green Century helped reduce carbon emissions and promote cleaner energy through our successful shareholder advocacy program. For example:

•

Green Century helped reduce climate change when it convinced Starbucks[2] to purchase 100% certified sustainable palm oil by 2015 across its global supply chain. When companies burn down rainforests to make room for industrial palm oil plantations, they contribute to climate change by releasing the massive quantities of carbon that are stored in the soil and trees.

•	This year we also called on a major Fortune 500 company to set higher goals of procured renewable energy and reduce the company’s greenhouse gas emissions levels.
•

To promote cleaner sources of energy, Green Century successfully advocated for an extension of the wind production tax credit, a critical economic policy needed for renewable energy companies working to build wind farms.

Keep apprised of these updates and other Green Century Funds information by visiting our new website at www.GreenCentury.com. Are you interested in the latest financial and advocacy news about your investments? Join our email list on our website homepage. Recent news included updates on Green Century’s hydraulic fracturing advocacy work, invitations to fossil fuel free divestment webinars, and an in-depth look at the green bonds in the Balanced Fund’s portfolio.

We thank you for investing with Green Century.

Respectfully,

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-93-GREEN, visit: www.greencentury.com/contact-us/sign-up, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2013 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2013, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 72.6% and bonds constituted 19.5% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in community investment certificates of deposit and had 7.8% invested in cash, cash equivalents and other assets less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 65 equity holdings at fiscal year-end, none of which represented more than 2.5% of total net assets. Generally, larger companies, which have typically been less-volatile, constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

As of July 31st, the stocks held by the Balanced Fund were also diversified by industry, including (as a percent of total net assets) Technology Hardware and Equipment (6.2%), Software and Services (9.1%), Capital Goods (7.4%), Healthcare Equipment and Services (5.2%), and more than a dozen additional industry groupings. In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries including Healthy Living, Capital Goods and Transportation. Green Century’s environmental screens keep the Fund out of traditional

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

energy and utility companies, while the Fund has broad exposure to information technology, health care, financial, consumer and industrial companies.

Higher quality, intermediate maturity bonds which typically are less volatile provide a source of income. At fiscal year-end, the Balanced Fund held 27 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (2.97 years) and duration (2.74 years) remained in the low- to intermediate-range. The weighted average yield to maturity was 1.44%. All current fixed income holdings are investment grade, as rated by Moody’s Investor Service.

Economic Environment    In the U.S., consumer confidence continues to improve, even with continuing uncertainty about the U.S. debt ceiling and mandated state and federal spending cuts. In spite of these risks, the Fund’s portfolio managers believe that the underlying U.S. economic conditions are stronger than at any time in the past 24 months. The U.S. economy weathered federal budget cuts, with growth accelerating slightly, coming in at a 1.7% annual rate in April through June, marginally faster than the 1.1% rate in the first quarter. Consumer confidence remains well above the levels of a year ago. Consumers’ assessment of current conditions continues to gain ground and expectations remain in expansionary territory despite a slight retreat in July.

When measured year-over-year, the U.S. housing market continues to improve – if a bit fitfully – as home prices increase and foreclosures continue to fall. In contrast to conditions in the U.S., the Fund’s portfolio managers expect continued efforts to slow the pace of growth in China, and zero to weak economic growth in Europe. The European slowdown results from European Union-imposed austerity measures in Greece, Italy, Spain, Ireland, and Portugal; China’s economic growth has eased from 8.9% at the end of 2012 to a 7.5% rate in the second quarter of 2013.

For the last twelve months ending July 31, 2013, the Consumer Price Index increased by 2.0% before seasonal adjustment. Excluding food and energy, consumer price inflation was 1.7% during the same time period. On an unadjusted basis, the Producer Price Index for finished goods moved up 2.1% for the 12 months ended July 2013. Excluding food and energy, the July 2013 Producer Price Index is up 1.2% over the July 2012 reading, continuing the declining trend in place since the beginning of 2012. Real gross domestic product – the output of goods and services produced by labor and property located in the United States – increased at an annual rate of 1.7% in the second quarter of 2013 from the first quarter, according to the “advance” estimate released by the Bureau of Economic Analysis on July 31, 2013.

Investment Strategy and Performance    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liabilities. The portfolio managers believe that the prospective returns in stocks are significantly higher than those for bonds, and the portfolio managers are currently emphasizing stocks over bonds.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental and financial characteristics. Holdings include BorgWarner2 (automotive powertrain technologies that improve fuel economy, emissions and performance), United Natural Foods2 (distributor of natural, organic, specialty foods) and Middleby Corp.2 (manufacturer of eco-friendly commercial kitchen equipment).

The Fund holds 2.9% of the portfolio in green bonds and notes that finance environmental projects issued by the International Bank for Reconstruction & Development2, the International Finance Corporation2, and the Export Import Bank of Korea2. The proceeds from these green bonds are used by the issuers to finance projects in developing countries and emerging countries which immediately contribute to carbon reduction. The portfolio manager anticipates that additional green bonds and notes will continue to be issued and anticipates adding to the portfolio’s green bond position as these notes and bonds become available.

For the year ending July 31, 2013, the Balanced Fund’s returns were 19.44%, significantly better than the 14.79% return for its Custom Balanced Index1, an index comprised of the S&P 1500 Index1 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index1 (40% weighting).*

Green Century Balanced Fund Total expense ratio: 1.48%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2013	Green Century Balanced Fund	14.01%	11.58%	5.70%	5.43%
	Custom Balanced Index[1]	12.41%	12.49%	6.62%	6.52%
	Lipper Balanced Fund Index[1]	11.70%	11.01%	5.29%	6.18%
July 31, 2013	Green Century Balanced Fund	19.44%	11.54%	6.44%	5.40%
	Custom Balanced Index	14.79%	12.00%	7.41%	6.84%
	Lipper Balanced Fund Index	14.06%	10.47%	6.26%	6.50%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500)1, which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance. For the fiscal year ended July 31, 2013, the stocks held by the Balanced Fund outperformed those included in the S&P 1500, 30.10 % vs. 25.97%. A performance attribution analysis provided by the Fund’s portfolio managers indicates that the Fund’s Industrials, Materials, Telecommunications, Utilities, Consumer Discretionary and Consumer Staples equity investments boosted the Fund’s performance, while its Health Care, Financial Services, and Technology investments provided weaker returns relative to the S&P 1500. In the U.S. equity market, Energy stock returns lagged the overall market, and therefore the Fund’s policy of non-investment in fossil-fuel companies aided investment performance over the year.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included Hartford Financial Services2, Discovery Communications2, Symantec2, BT Group PLC2, and Lincoln Electric Holdings2. Companies the Fund held that detracted most from performance relative to the S&P 1500 included Citigroup2, Oracle Corporation2, Vodafone Group PLC2, EMC Corporation2, and International Business Machines2.

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. For the 12 months ending July 31, 2013, gross of fees, the note- and bond-only portion of the Fund’s portfolio returned 0.67%, beating the Bank of America Merrill Lynch 1 – 10 Year U.S. Corporate Government Index1 return of -0.44%. In addition, the Fund held considerable cash reserves for precautionary purposes (7.7% of net assets as of July 31, 2013), which generated a return of 0.01% for the twelve months, preserving capital value relative to holdings of corporate bonds. Positive fixed income returns came from yield curve positioning; the Fund’s much shorter maturity and duration positions preserved value against a backdrop of rising interest rates.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations. In addition, the Fund’s portfolio managers anticipate that the U.S. will experience a rising-interest-rate environment for at least the next twelve months.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500®, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect the reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500®, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the MSCI KLD 400 Social Index (the Index), formerly named the Domini 400 Social Index, comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow responsible governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2013 was 27.49%, while the S&P 500® Index1 returned 25.00% for the same period. Additional results for various time periods are below*:

Green Century Equity Fund Total expense ratio: 1.25%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2013	Green Century Equity Fund	23.16%	16.48%	7.20%	5.96%
	S&P 500® Index[1]	20.60%	18.45%	7.01%	7.30%
July 31, 2013	Green Century Equity Fund	27.49%	15.77%	8.04%	6.10%
	S&P 500® Index[1]	25.00%	17.74%	8.26%	7.64%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Equity Fund performed well, relative to the S&P 500® Index, in part due to the combined impact of security selection and sector allocation. The Equity Fund benefited from its exclusion of Apple2, which had the largest weight of any security in the S&P 500® Index for much of the year and was also among the poorer performers. From a sector standpoint, the Equity Fund’s underweights to Telecommunication Services, Energy, and Utilities had a substantial positive impact relative to the S&P 500. Additionally, the Equity Fund’s over weights to Consumer Discretionary and Health Care boosted returns, as these were the top two performing sectors for the year.

The performance of Equity Fund was hurt relative to the S&P 500® Index due to underweighting of the Financials sector, which posted strong positive returns. In particular, the exclusion of several large banks contributed negatively to returns relative to the S&P 500® Index.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

The strongest performing sectors in the Equity Fund were Consumer Discretionary, Health Care, and Industrials, returning 39.69%, 38.70%, and 30.01%, respectively. No sector posted negative returns, though Telecommunication Services, Utilities, and Information Technology, exhibited the worst returns for the year. Within the S&P 500® Index, Financials, Consumer Discretionary, and Health Care were the strongest performing sectors, gaining 42.42%, 38.70%, and 35.63%, respectively. No sector returns were negative, and the worst performing sectors were Telecommunication Services, Utilities, and Information Technology.

1 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the S&P 500® Index, the S&P Supercomposite 1500 Index or the Custom Balanced Index or the BofA Merrill Lynch Index. Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

2 As of July 31, 2013, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Starbucks	0.80%	0.81%
BorgWarner	1.29%	0.17%
United Natural Foods	0.28%	0.04%
Middleby Corp.	0.83%	0.05%
International Bank for Reconstruction & Development	0.61%	0.00%
International Finance Corporation	1.19%	0.00%
Export Import Bank of Korea	1.13%	0.00%
Hartford Financial Services	0.91%	0.20%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Discovery Communications	1.42%	0.28%
Symantec	2.25%	0.28%
BT Group PLC	1.69%	0.00%
Lincoln Electric Holdings	1.67%	0.07%
Citigroup	1.53%	0.00%
Oracle Corporation	2.48%	0.00%
Vodafone Group PLC	0.85%	0.00%
EMC Corporation	0.00%	0.83%
International Business Machines	2.21%	3.13%
Apple	1.72%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2013, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/13

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2013 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2013 to July 31, 2013 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2013	ENDING ACCOUNT VALUE JULY 31, 2013	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,088.10	$7.66
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.66	7.40

Equity Fund
Actual Expenses	1,000.00	1,147.80	6.66
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.80	6.26

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2013

COMMON STOCKS — 72.6%
	SHARES	VALUE
Software & Services — 9.1%
Google, Inc., Class A (a)	852	$756,235
International Business Machines Corporation	7,059	1,376,788
MasterCard, Inc., Class A	2,018	1,232,211
Microsoft Corporation	27,716	882,200
Oracle Corporation	49,738	1,609,024
Symantec Corporation	72,281	1,928,457

		7,784,915

Capital Goods — 7.4%
Cummins, Inc.	2,289	277,404
Eaton Corporation PLC (b)	4,663	321,514
Koninklijke Philips N.V. American Depositary Receipt (b)	18,973	603,152
Lincoln Electric Holdings, Inc.	24,209	1,429,299
Middleby Corporation (The) (a)	3,961	708,781
Pentair Ltd.	8,937	545,872
Valmont Industries, Inc.	7,899	1,103,016
Wabtec Corporation	23,674	1,374,513

		6,363,551

Insurance — 6.6%
Aflac, Inc.	10,803	666,329
Chubb Corporation (The)	15,760	1,363,240
Genworth Financial, Inc., Class A (a)	39,902	518,327
Hartford Financial Services Group, Inc.	25,313	781,159
Horace Mann Educators Corporation	23,734	672,622
Lincoln National Corporation	9,136	380,697
Reinsurance Group of America, Inc.	18,685	1,272,262

		5,654,636

Technology Hardware & Equipment — 6.2%
Apple, Inc.	3,258	1,474,245
Cisco Systems, Inc.	83,524	2,134,038
QUALCOMM, Inc.	26,587	1,716,191

		5,324,474

Healthcare Equipment & Services — 5.2%
Baxter International, Inc.	19,756	1,442,978
Cerner Corporation (a)	15,610	764,890
Healthcare Equipment & Services — (continued)
UnitedHealth Group, Inc.	21,130	1,539,321
Zimmer Holdings, Inc.	8,952	747,313

		4,494,502

Pharmaceuticals & Biotechnology — 4.9%
Amgen, Inc.	8,124	879,748
GlaxoSmithKline PLC American Depositary Receipt (b)	31,085	1,584,092
Novartis A.G. American Depositary Receipt (b)	5,516	395,001
Novo Nordisk A/S American Depositary Receipt (b)	7,872	1,329,738

		4,188,579

Food & Beverage — 4.1%
General Mills, Inc.	300	15,600
Green Mountain Coffee Roasters, Inc. (a)	7,667	591,739
JM Smucker Company (The)	14,257	1,604,198
Unilever NV American Depositary Receipt (b)	31,749	1,270,277

		3,481,814

Telecommunication Services — 4.0%
AT&T, Inc.	35,053	1,236,319
BT Group PLC American Depositary Receipt (b)	27,931	1,444,591
Vodafone Group PLC American Depositary Receipt (b)	24,168	723,832

		3,404,742

Banks — 3.6%
Banco Bradesco S.A. American Depositary Receipt (b)	46,109	563,452
Barclays PLC American Depositary Receipt (b)	38,483	672,683
East West Bancorp, Inc.	16,683	514,337
HSBC Holdings PLC American Depositary Receipt (b)	14,915	846,426
Wells Fargo & Company	11,065	481,327

		3,078,225

Diversified Financials — 2.8%
Citigroup, Inc.	14,937	778,815
JPMorgan Chase & Company	29,334	1,634,784

		2,413,599

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2013continued

	SHARES	VALUE
Materials — 2.8%
Minerals Technologies, Inc.	42,103	$1,936,738
Owens-Illinois, Inc. (a)	15,273	454,372

		2,391,110

Transportation — 2.7%
Canadian Pacific Railway Ltd.	6,031	741,090
Kansas City Southern	2,767	298,144
United Parcel Service, Inc., Class B	14,699	1,275,873

		2,315,107

Media — 2.5%
Discovery Communications, Inc., Class A (a)	15,231	1,214,215
Time Warner, Inc.	15,306	952,952

		2,167,167

Automobiles & Components — 2.4%
BorgWarner, Inc. (a)	11,568	1,103,934
Toyota Motor Corporation American Depositary Receipt (b)	7,877	960,207

		2,064,141

Consumer Durables & Apparel — 1.7%
Jarden Corporation (a)	32,533	1,479,275

Healthy Living — 1.6%
United Natural Foods, Inc. (a)	4,112	240,963
Whole Foods Market, Inc.	19,656	1,092,481

		1,333,444

Food & Staples Retailing — 1.3%
Costco Wholesale Corporation	9,522	1,116,835

Consumer Services — 1.2%
Starbucks Corporation	9,640	686,754
Starwood Hotels & Resorts Worldwide, Inc.	4,610	304,951

		991,705

Retailing — 0.9%
Nordstrom, Inc.	12,488	764,765

Real Estate — 0.8%
Prologis, Inc.	18,082	693,625

Household & Personal Products — 0.4%
Church & Dwight Company, Inc.	5,304	337,865

Semiconductors — 0.4%
Applied Materials, Inc.	19,506	318,143

Total Common Stocks (Cost $46,024,200)		62,162,219

CORPORATE BONDS & NOTES — 12.1%
	PRINCIPAL AMOUNT	VALUE
Diversified Financials — 4.3%
Bank of New York Mellon Corporation (The) 4.30%, due 5/15/14	$500,000	$515,491
Citigroup, Inc. 3.953%, due 6/15/16	500,000	530,303
Deutsche Bank A.G. 3.25%, due 1/11/16 (b)	500,000	524,868
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	568,518
JPMorgan Chase & Company 5.125%, due 9/15/14	500,000	522,820
Morgan Stanley 3.80%, due 4/29/16	500,000	525,168
UBS A.G. 3.00%, due 8/4/15 (b)(c)	500,000	498,540

		3,685,708

Renewable Energy & Energy Efficiency — 2.4%
International Bank for Reconstruction & Development 2.00%, due 10/20/16	500,000	518,617
International Finance Corporation 2.25%, due 4/28/14	1,000,000	1,014,024
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	550,990

		2,083,631

Software & Services — 1.8%
International Business Machines Corporation 2.00%, due 1/5/16	500,000	515,297
Microsoft Corporation 1.625%, due 9/25/15	500,000	512,665
Oracle Corporation 3.75%, due 7/8/14	500,000	515,434

		1,543,396

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2013concluded

	PRINCIPAL AMOUNT	VALUE
Technology Hardware & Equipment — 1.2%
Dell, Inc. 2.30%, due 9/10/15	$500,000	$502,919
Hewlett-Packard Company 4.75%, due 6/2/14	500,000	515,148

		1,018,067

Banks — 1.2%
Export-Import Bank of Korea 1.75%, due 2/27/18	1,000,000	970,302

Pharmaceuticals & Biotechnology — 0.6%
Amgen, Inc. 4.85%, due 11/18/14	500,000	526,955

Telecommunication Services — 0.6%
AT&T, Inc. 2.50%, due 8/15/15	500,000	516,715

Total Corporate Bonds & Notes (Cost $10,070,462)		10,344,774

U.S. GOVERNMENT AGENCIES — 7.4%
Federal Farm Credit Bank 0.29%, due 7/15/15	1,000,000	998,902
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	567,015
Federal Home Loan Bank 3.125%, due 12/13/13	550,000	556,169
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,133,471
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	610,689
Federal Home Loan Bank 2.00%, due 6/25/27 (c)	1,000,000	929,706
Federal Home Loan Mortgage Corporation 0.35%, due 12/5/14	500,000	500,796
Federal Home Loan Mortgage Corporation 0.32%, due 4/29/15	500,000	499,900
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	549,925

Total U.S. Government Agencies (Cost $6,150,294)		6,346,573

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 0.80%, due 8/8/13	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM OBLIGATION — 7.7%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 7/31/13, due 8/1/13, proceeds $6,583,802 (collateralized by Fannie Mae, 3.00%, due 11/25/40, value $6,716,300) (Cost $6,583,800)		6,583,800

TOTAL INVESTMENTS (d) — 99.9%
(Cost $68,923,756)		85,532,366
Other Assets Less Liabilities — 0.1%		118,101

NET ASSETS — 100.0%		$85,650,467

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at July 31, 2013.
(d)	The cost of investments for federal income tax purposes is $68,923,756 resulting in gross unrealized appreciation and depreciation of $17,076,489 and $467,879 respectively, or net unrealized appreciation of $16,608,610.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2013

COMMON STOCKS — 99.5%
	SHARES	VALUE
Software & Services — 14.4%
Adobe Systems, Inc. (a)	4,809	$227,369
Advent Software, Inc.	291	8,564
Autodesk, Inc. (a)	2,305	81,574
Automatic Data Processing, Inc.	4,908	353,818
BMC Software, Inc. (a)	1,282	58,934
CA, Inc.	3,248	96,595
Compuware Corporation	2,197	24,914
Convergys Corporation	1,257	23,795
eBay, Inc. (a)	11,798	609,839
Electronic Arts, Inc. (a)	3,102	81,024
FactSet Research Systems, Inc.	416	45,419
Google, Inc., Class A (a)	2,708	2,403,621
International Business Machines Corporation	10,721	2,091,024
Microsoft Corporation	80,572	2,564,607
Red Hat, Inc. (a)	1,959	101,417
Salesforce.com, Inc. (a)	5,603	245,131
Symantec Corporation	7,040	187,827
Teradata Corporation (a)	1,705	100,800
Yahoo!, Inc. (a)	10,042	282,080

		9,588,352

Pharmaceuticals & Biotechnology — 12.4%
Affymetrix, Inc. (a)	546	2,075
Agilent Technologies, Inc.	3,531	157,942
Amgen, Inc.	7,580	820,838
Biogen Idec, Inc. (a)	2,394	522,203
Bristol-Myers Squibb Company	16,582	717,006
Cepheid, Inc. (a)	646	22,526
Endo Health Solutions, Inc. (a)	1,123	43,191
Gilead Sciences, Inc. (a)	15,416	947,313
Hospira, Inc. (a)	1,689	68,742
Illumina, Inc. (a)	1,264	100,892
Johnson & Johnson	28,288	2,644,928
Life Technologies Corporation (a)	1,736	129,506
Merck & Company, Inc.	30,600	1,474,002
PAREXEL International Corporation (a)	584	28,879
Techne Corporation	355	26,178
Thermo Fisher Scientific, Inc.	3,614	329,271
Vertex Pharmaceuticals, Inc. (a)	2,211	176,438
VIVUS, Inc. (a)	980	14,514
Waters Corporation (a)	875	88,322

		8,314,766

Technology Hardware & Equipment — 6.7%
Cisco Systems, Inc.	53,985	1,379,317
Corning, Inc.	14,930	226,787
Dell, Inc.	14,968	189,644
EMC Corporation	21,332	557,832
Hewlett-Packard Company	19,770	507,694
Lexmark International, Inc.	661	24,781
Molex, Inc.	685	20,433
Motorola Solutions, Inc.	2,527	138,555
Plantronics, Inc.	444	20,642
Polycom, Inc. (a)	1,722	16,462
QUALCOMM, Inc.	17,397	1,122,976
Seagate Technology PLC	3,281	134,226
Silicon Graphics International Corporation (a)	280	5,270
Super Micro Computer, Inc. (a)	281	3,257
Tellabs, Inc.	3,253	7,287
Xerox Corporation	11,915	115,575

		4,470,738

Retailing — 5.6%
ANN, Inc. (a)	472	15,996
Bed Bath & Beyond, Inc. (a)	2,304	176,187
Best Buy Company, Inc.	2,759	83,018
Blue Nile, Inc. (a)	131	5,087
Brown Shoe Company, Inc.	423	10,055
Buckle, Inc. (The)	280	15,674
CarMax, Inc. (a)	2,294	112,498
Foot Locker, Inc.	1,533	55,387
GameStop Corporation, Class A	1,260	61,816
Gap, Inc. (The)	3,133	143,805
Genuine Parts Company	1,549	127,003
Home Depot, Inc.	15,137	1,196,277
HSN, Inc.	372	22,342
Kohl’s Corporation	2,193	116,185
LKQ Corporation (a)	3,035	79,122
Men’s Wearhouse, Inc. (The)	499	19,925
Netflix, Inc. (a)	514	125,529
New York & Company, Inc. (a)	300	1,869
Nordstrom, Inc.	1,603	98,168
Nutrisystem, Inc.	220	2,752
Office Depot, Inc. (a)	2,169	9,392
OfficeMax, Inc.	882	10,046
PetSmart, Inc.	1,058	77,467
Pier 1 Imports, Inc.	938	22,043
Pool Corporation	457	24,120

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2013continued

	SHARES	VALUE
Retailing — (continued)
Shutterfly, Inc. (a)	397	$21,275
Staples, Inc.	6,858	116,723
Target Corporation	6,218	443,033
Tiffany & Company	1,278	101,614
TJX Companies, Inc.	7,368	383,431
TripAdvisor, Inc. (a)	1,162	87,173
Vitacost.com, Inc. (a)	220	1,962
Weyco Group, Inc.	55	1,503

		3,768,477

Household & Personal Products — 5.4%
Avon Products, Inc.	4,347	99,372
Clorox Company (The)	1,316	113,097
Colgate-Palmolive Company	9,468	566,849
Estee Lauder Companies, Inc. (The), Class A	2,399	157,494
Kimberly-Clark Corporation	3,927	387,988
Nu Skin Enterprises, Inc., Class A	522	43,660
Procter & Gamble Company (The)	27,657	2,220,857
WD-40 Company	156	8,972

		3,598,289

Diversified Financials — 5.3%
American Express Company	10,065	742,495
Bank of New York Mellon Corporation (The)	11,742	369,286
BlackRock, Inc.	1,378	388,541
Charles Schwab Corporation (The)	11,601	256,266
CME Group, Inc.	3,211	237,550
Discover Financial Services	5,020	248,540
Franklin Resources, Inc.	4,191	204,856
IntercontinentalExchange, Inc. (a)	743	135,561
Invesco Ltd.	4,428	142,537
Legg Mason, Inc.	1,164	40,030
Northern Trust Corporation	2,254	131,949
NYSE Euronext	2,461	103,756
PHH Corporation (a)	550	12,463
State Street Corporation	4,639	323,199
T. Rowe Price Group, Inc.	2,626	197,580

		3,534,609

Food & Beverage — 5.1%
Bunge Ltd.	1,493	113,483
Campbell Soup Company	2,078	97,251
Coca-Cola Enterprises, Inc.	2,627	98,618
Darling International, Inc. (a)	1,202	24,401
Food & Beverage — (continued)
Flowers Foods, Inc.	1,929	44,290
General Mills, Inc.	6,531	339,612
Green Mountain Coffee Roasters, Inc. (a)	1,268	97,864
Hillshire Brands Company	1,197	42,146
JM Smucker Company (The)	1,098	123,547
Kellogg Company	2,564	169,839
Kraft Foods Group, Inc.	5,997	339,310
McCormick & Company, Inc.	1,217	87,149
Mondelez International, Inc., Class A	17,117	535,249
PepsiCo, Inc.	15,613	1,304,310
Tootsie Roll Industries, Inc.	185	6,264

		3,423,333

Capital Goods — 5.1%
3M Company	6,646	780,440
A.O. Smith Corporation	762	31,486
Apogee Enterprises, Inc.	264	7,065
Brady Corporation, Class A	457	15,204
CLARCOR, Inc.	552	30,349
Cummins, Inc.	1,818	220,323
Deere & Company	3,753	311,762
Dover Corporation	1,774	151,925
EMCOR Group, Inc.	651	26,873
Fastenal Company	2,862	140,267
General Cable Corporation	498	15,697
Graco, Inc.	633	44,171
Granite Construction, Inc.	387	11,707
Houston Wire & Cable Company	181	2,684
Illinois Tool Works, Inc.	4,346	313,086
Ingersoll-Rand PLC	2,995	182,845
Kadant, Inc.	100	3,274
Lincoln Electric Holdings, Inc.	829	48,944
Masco Corporation	3,619	74,262
Middleby Corporation (The) (a)	193	34,535
Nordson Corporation	592	42,719
Owens Corning (a)	1,161	45,848
Pall Corporation	1,105	77,306
Pentair Ltd.	2,090	127,657
Rockwell Automation, Inc.	1,426	138,108
Simpson Manufacturing Company, Inc.	467	15,420
Snap-on, Inc.	628	59,566
Spirit Aerosystems Holdings, Inc. (a)	1,150	29,164

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2013continued

	SHARES	VALUE
Capital Goods — (continued)
Tennant Company	155	$7,998
Timken Company	793	46,327
United Rentals, Inc. (a)	925	53,021
W.W. Grainger, Inc.	602	157,808
WABCO Holdings, Inc. (a)	616	48,701
Wabtec Corporation	972	56,434
Xylem, Inc.	1,835	45,747

		3,398,723

Energy — 4.8%
Clean Energy Fuels Corporation (a)	634	8,185
Denbury Resources, Inc. (a)	3,745	65,538
Devon Energy Corporation	3,911	215,144
Energen Corporation	757	45,337
EOG Resources, Inc.	2,747	399,661
EQT Corporation	1,538	133,037
FMC Technologies, Inc. (a)	2,430	129,519
Geospace Technologies Corporation (a)	110	8,185
Hess Corporation	3,113	231,794
Marathon Petroleum Corporation	3,354	245,949
National Oilwell Varco, Inc.	4,311	302,503
Newfield Exploration Company (a)	1,429	35,153
Noble Corporation	2,541	97,066
Noble Energy, Inc.	3,617	226,026
Phillips 66	5,983	367,954
Pioneer Natural Resources Company	1,335	206,605
QEP Resources, Inc.	1,827	55,705
Quicksilver Resources, Inc. (a)	895	1,298
Southwestern Energy Company (a)	3,584	139,023
Spectra Energy Corporation	6,749	242,897
Ultra Petroleum Corporation (a)	1,599	34,618

		3,191,197

Healthcare Equipment & Services — 3.6%
Becton, Dickinson and Company	1,971	204,432
Cerner Corporation (a)	3,144	154,056
Cigna Corporation	2,897	225,474
Edwards Lifesciences Corporation (a)	1,171	83,586
Emeritus Corporation (a)	421	9,763
Health Management Associates, Inc., Class A (a)	2,686	36,207
Henry Schein, Inc. (a)	878	91,163
Hologic, Inc. (a)	2,661	60,405
Healthcare Equipment & Services — (continued)
Humana, Inc.	1,616	147,476
IDEXX Laboratories, Inc. (a)	541	53,013
Invacare Corporation	265	4,137
Laboratory Corporation of America Holdings (a)	945	91,419
Medtronic, Inc.	10,238	565,547
Molina Healthcare, Inc. (a)	309	11,470
MWI Veterinary Supply, Inc. (a)	119	16,918
Patterson Companies, Inc.	844	34,511
Quest Diagnostics, Inc.	1,602	93,413
Select Medical Holdings Corporation	417	3,740
St. Jude Medical, Inc.	2,886	151,198
Team Health Holdings, Inc. (a)	663	26,666
Vanguard Health Systems, Inc. (a)	305	6,378
Varian Medical Systems, Inc. (a)	1,101	79,822
WellPoint, Inc.	3,081	263,610

		2,414,404

Materials — 3.5%
Air Products & Chemicals, Inc.	2,100	228,144
Albemarle Corporation	889	55,127
Alcoa, Inc.	10,790	85,780
Avery Dennison Corporation	1,044	46,698
Ball Corporation	1,443	64,632
Bemis Company, Inc.	1,066	43,909
Celanese Corporation, Class A	1,622	77,953
Compass Minerals International, Inc.	323	24,419
Domtar Corporation	335	23,286
Eastman Chemical Company	1,541	123,943
Ecolab, Inc.	2,675	246,474
H.B. Fuller Company	491	19,714
International Flavors & Fragrances, Inc.	854	68,901
MeadWestvaco Corporation	1,797	66,399
Minerals Technologies, Inc.	340	15,640
Mosaic Company (The)	2,995	123,065
Nucor Corporation	3,241	151,614
Praxair, Inc.	3,002	360,750
Rock Tenn Company, Class A	729	83,361
Schnitzer Steel Industries, Inc., Class A	235	6,030
Sealed Air Corporation	1,904	51,865
Sherwin-Williams Company (The)	887	154,489
Sigma-Aldrich Corporation	1,215	101,525

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2013continued

	SHARES	VALUE
Materials — (continued)
Sonoco Products Company	973	$37,451
Valspar Corporation	877	59,741
Wausau Paper Corporation	442	5,034
Worthington Industries, Inc.	500	17,885

		2,343,829

Real Estate — 3.4%
American Tower Corporation, Class A	4,006	283,585
AvalonBay Communities, Inc.	1,250	169,175
Boston Properties, Inc.	1,545	165,238
CBRE Group, Inc., Class A (a)	2,791	64,667
Corporate Office Properties Trust	781	19,900
Digital Realty Trust, Inc.	1,250	69,112
Duke Realty Corporation	3,253	53,577
Equity Residential	3,472	194,432
Federal Realty Investment Trust	657	69,202
Forest City Enterprises, Inc., Class A (a)	1,238	21,690
HCP, Inc.	4,605	202,021
Host Hotels & Resorts, Inc.	7,413	132,396
Jones Lang LaSalle, Inc.	454	41,328
Liberty Property Trust	1,170	44,706
Macerich Company (The)	1,419	88,049
Plum Creek Timber Company, Inc.	1,641	80,048
Potlatch Corporation	401	17,656
Prologis, Inc.	5,012	192,260
UDR, Inc.	2,514	62,950
Vornado Realty Trust	1,706	144,686
Weyerhaeuser Company	5,794	164,550

		2,281,228

Banks — 3.1%
Bank of Hawaii Corporation	427	23,758
BB&T Corporation	7,109	253,720
Cathay General Bancorp	695	16,513
Comerica, Inc.	1,866	79,380
Heartland Financial USA, Inc.	100	2,800
International Bancshares Corporation	518	12,541
KeyCorp	9,181	112,834
M&T Bank Corporation	1,189	138,947
New York Community Bancorp, Inc.	4,502	68,295
Old National Bancorp	964	13,891
People’s United Financial, Inc.	3,462	51,930
Banks — (continued)
PNC Financial Services Group, Inc.	5,352	407,020
Popular, Inc. (a)	1,114	36,651
Regions Financial Corporation	14,159	141,732
U.S. Bancorp	18,888	704,900
Umpqua Holdings Corporation	1,278	21,521

		2,086,433

Semiconductors — 3.1%
Advanced Micro Devices, Inc. (a)	6,263	23,611
Analog Devices, Inc.	3,115	153,756
Applied Materials, Inc.	12,132	197,873
Entegris, Inc. (a)	1,275	12,151
Intel Corporation	50,087	1,167,027
Lam Research Corporation (a)	1,668	82,099
Texas Instruments, Inc.	11,184	438,413

		2,074,930

Insurance — 2.9%
ACE Ltd.	3,421	312,611
Aflac, Inc.	4,741	292,425
Chubb Corporation (The)	2,660	230,090
Hartford Financial Services Group, Inc.	4,249	131,124
Marsh & McLennan Companies, Inc.	5,537	231,834
PartnerRe Ltd.	521	46,650
Principal Financial Group, Inc.	2,969	128,736
Progressive Corporation (The)	5,828	151,586
StanCorp Financial Group, Inc.	511	27,129
Travelers Companies, Inc. (The)	3,819	319,078
Willis Group Holdings PLC	1,648	70,535

		1,941,798

Consumer Services — 2.7%
Choice Hotels International, Inc.	343	14,258
Darden Restaurants, Inc.	1,325	64,991
DeVry, Inc.	547	16,454
Jack in the Box, Inc. (a)	384	15,395
Marriott International, Inc., Class A	2,533	105,297
McDonald’s Corporation	10,155	996,002
Royal Caribbean Cruises Ltd.	1,527	58,163
Starbucks Corporation	7,586	540,427
Vail Resorts, Inc.	353	23,644

		1,834,631

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2013continued

	SHARES	VALUE
Media — 2.3%
Cablevision Systems Corporation, Class A	2,028	$37,903
Discovery Communications, Inc., Class A (a)	1,457	116,152
Discovery Communications, Inc., Class C (a)	942	68,446
DreamWorks Animation SKG, Inc., Class A (a)	708	17,530
John Wiley & Sons, Inc., Class A	496	22,384
Liberty Global PLC, Class A (a)	2,026	164,349
Liberty Global PLC, Series C (a)	1,601	123,533
New York Times Company (The), Class A (a)	1,388	16,906
Scholastic Corporation	248	7,564
Scripps Networks Interactive, Inc., Class A	858	60,721
Time Warner Cable, Inc.	2,995	341,640
Time Warner, Inc.	9,459	588,917

		1,566,045

Transportation — 2.3%
Arkansas Best Corporation	237	5,143
C.H. Robinson Worldwide, Inc.	1,662	99,088
CSX Corporation	10,279	255,022
Expeditors International of Washington, Inc.	2,054	82,817
Genesee & Wyoming, Inc., Class A (a)	482	43,216
Hertz Global Holdings, Inc. (a)	4,112	105,308
Norfolk Southern Corporation	3,199	234,039
Ryder System, Inc.	513	31,724
United Parcel Service, Inc., Class B	7,397	642,060
Wesco Aircraft Holdings, Inc. (a)	573	11,214

		1,509,631

Consumer Durables & Apparel — 1.8%
Blyth, Inc.	100	1,401
Callaway Golf Company	769	5,521
Columbia Sportswear Company	154	9,936
CSS Industries, Inc.	90	2,397
Deckers Outdoor Corporation (a)	355	19,465
Ethan Allen Interiors, Inc.	258	7,835
La-Z-Boy, Inc.	518	10,738
Mattel, Inc.	3,481	146,306
Meritage Homes Corporation (a)	372	16,837
Mohawk Industries, Inc. (a)	604	71,870
Consumer Durables & Apparel — (continued)
NIKE, Inc., Class B	7,249	456,107
Polaris Industries, Inc.	648	72,667
PVH Corporation	815	107,409
Tupperware Brands Corporation	532	44,837
Under Armour, Inc., Class A (a)	789	52,966
VF Corporation	890	175,330
Wolverine World Wide, Inc.	512	29,445

		1,231,067

Utilities — 1.7%
AGL Resources, Inc.	1,168	53,483
Avista Corporation	562	16,174
CenterPoint Energy, Inc.	4,081	101,290
Cleco Corporation	586	28,427
Consolidated Edison, Inc.	2,985	178,801
Integrys Energy Group, Inc.	815	51,182
MDU Resources Group, Inc.	1,852	51,930
MGE Energy, Inc.	272	15,969
National Fuel Gas Company	704	45,640
New Jersey Resources Corporation	503	22,514
NiSource, Inc.	3,122	95,908
Northeast Utilities	3,234	143,622
Northwest Natural Gas Company	255	11,205
ONEOK, Inc.	2,107	111,566
Pepco Holdings, Inc.	2,276	46,772
Piedmont Natural Gas Company, Inc.	817	28,227
Questar Corporation	1,694	40,419
UGI Corporation	1,123	47,155
WGL Holdings, Inc.	506	23,261

		1,113,545

Food & Staples Retailing — 1.2%
Costco Wholesale Corporation	4,414	517,718
Safeway, Inc.	2,455	63,314
Sysco Corporation	5,909	203,920

		784,952

Telecommunication Services — 0.8%
CenturyLink, Inc.	6,335	227,110
Cincinnati Bell, Inc. (a)	1,716	5,920
Frontier Communications Corporation	10,263	44,747
Leap Wireless International, Inc. (a)	592	9,875
Level 3 Communications, Inc. (a)	1,525	33,626
SBA Communications Corporation, Class A (a)	1,269	94,020

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2013concluded

	SHARES	VALUE
Telecommunication Services — (continued)
Sprint Corporation (a)	9,616	$57,311
Windstream Corporation	5,995	50,058

		522,667

Renewable Energy & Energy Efficiency — 0.8%
Fuel Systems Solutions, Inc. (a)	142	2,583
ITC Holdings Corporation	512	46,986
Itron, Inc. (a)	372	16,041
Johnson Controls, Inc.	6,911	277,891
Ormat Technologies, Inc.	139	3,201
Quanta Services, Inc. (a)	2,149	57,615
SunPower Corporation (a)	405	11,198
Tesla Motors, Inc. (a)	699	93,862

		509,377

Commercial & Professional Services — 0.7%
Corporate Executive Board Company (The)	319	21,510
Deluxe Corporation	504	20,669
Dun & Bradstreet Corporation (The)	414	42,903
Herman Miller, Inc.	578	16,248
HNI Corporation	415	15,816
ICF International, Inc. (a)	188	6,277
IHS, Inc., Class A (a)	595	65,319
Interface, Inc.	706	13,407
Iron Mountain, Inc.	1,456	40,477
Kelly Services, Inc.	242	4,736
Knoll, Inc.	470	7,764
Manpowergroup, Inc.	761	50,888
R.R. Donnelley & Sons Company	1,865	35,416
Robert Half International, Inc.	1,396	51,987
RPX Corporation (a)	377	6,575
Steelcase, Inc.	851	12,969
Team, Inc. (a)	199	7,799
Tetra Tech, Inc. (a)	652	15,387
TrueBlue, Inc. (a)	382	10,200

		446,347

Healthy Living — 0.4%
Hain Celestial Group, Inc. (The) (a)	417	30,424
United Natural Foods, Inc. (a)	511	29,945
Whole Foods Market, Inc.	3,564	198,087

		258,456

Automobiles & Components — 0.4%
BorgWarner, Inc. (a)	1,180	112,607
Harley-Davidson, Inc.	2,276	129,209

		241,816

Total Common Stocks (Cost $46,811,147)		66,449,640

SHORT-TERM OBLIGATION — 0.6%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 7/31/13, due 8/1/13, proceeds $424,000 (collateralized by Fannie Mae, 3.00%, due 11/25/40, value $432,939) (Cost $424,000)		424,000

TOTAL INVESTMENTS (b) — 100.1%
(Cost $47,235,147)		66,873,640

Liabilities Less Other Assets — (0.1)%		(64,843)

NET ASSETS — 100.0%		$66,808,797

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $48,375,963 resulting in gross unrealized appreciation and depreciation of $20,359,335 and $1,861,658 respectively, or net unrealized appreciation of $18,497,677.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2013

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $68,923,756 and $47,235,147, respectively)	$85,532,366	$66,873,640
Receivables for:
Capital stock sold	49,071	26,979
Interest	119,957	—
Dividends	55,699	54,207

Total assets	85,757,093	66,954,826

LIABILITIES:
Payable for capital stock repurchased	—	73,821
Accrued expenses	106,626	72,208

Total liabilities	106,626	146,029

NET ASSETS	$85,650,467	$66,808,797

NET ASSETS CONSIST OF:
Paid-in capital	$71,480,132	$52,712,610
Undistributed net investment income	8,048	33,425
Accumulated net realized losses on investments	(2,446,323)	(5,575,731)
Net unrealized appreciation on investments	16,608,610	19,638,493

NET ASSETS	$85,650,467	$66,808,797

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	3,996,861	2,540,693

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$21.43	$26.30

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2013

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$456,439	$21
Dividend and other income (net of $10,985 and $0 foreign withholding taxes, respectively)	1,016,902	1,249,964

Total investment income	1,473,341	1,249,985

EXPENSES:
Administrative services fee	570,820	575,550
Investment advisory fee	447,034	143,888

Total expenses	1,017,854	719,438

NET INVESTMENT INCOME	455,487	530,547

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	2,094,952	1,991,872
Change in net unrealized appreciation on investments	9,690,750	11,554,662

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,785,702	13,546,534

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,241,189	$14,077,081

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2013	FOR THE YEAR ENDED JULY 31, 2012	FOR THE YEAR ENDED JULY 31, 2013	FOR THE YEAR ENDED JULY 31, 2012
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$455,487	$333,212	$530,547	$497,218
Net realized gain (loss) on investments	2,094,952	698,443	1,991,872	(185,192)
Change in net unrealized appreciation on Investments	9,690,750	1,034,519	11,554,662	2,358,110

Net increase in net assets resulting from operations	12,241,189	2,066,174	14,077,081	2,670,136

Dividends and distributions to shareholders:
From net investment income	(437,535)	(330,794)	(489,952)	(503,447)
Capital share transactions:
Proceeds from sales of shares	20,192,175	4,099,738	8,422,581	9,871,395
Reinvestment of dividends and distributions	426,694	322,341	482,186	495,535
Payments for shares redeemed	(5,570,183)	(5,769,152)	(6,654,752)	(14,924,885)

Net increase (decrease) in net assets resulting from capital share transactions	15,048,686	(1,347,073)	2,250,015	(4,557,955)

Total increase (decrease) in net assets	26,852,340	388,307	15,837,144	(2,391,266)
NET ASSETS:
Beginning of year	58,798,127	58,409,820	50,971,653	53,362,919

End of year	$85,650,467	$58,798,127	$66,808,797	$50,971,653

Undistributed net investment income	8,048	—	33,425	7,637

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$18.06	$17.50	$15.76	$14.75	$16.52

Income from investment operations:
Net investment income	0.13	0.10	0.13	0.18	0.27
Net realized and unrealized gain (loss) on investments	3.37	0.56	1.75	1.01	(1.77)

Total increase (decrease) from investment operations	3.50	0.66	1.88	1.19	(1.50)

Less dividends:
Dividends from net investment income	(0.13)	(0.10)	(0.14)	(0.18)	(0.27)

Net Asset Value, end of year	$21.43	$18.06	$17.50	$15.76	$14.75

Total return	19.44%	3.81%	11.92%	8.07%	(8.88)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$85,650	$58,798	$58,410	$52,761	$48,105
Ratio of expenses to average net assets	1.48%	1.45%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets	0.66%	0.58%	0.72%	1.13%	1.97%
Portfolio turnover	31%	58%	70%	48%	33%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$20.81	$19.99	$17.44	$15.65	$18.83

Income from investment operations:
Net investment income	0.21	0.19	0.18	0.17	0.21
Net realized and unrealized gain (loss) on investments	5.48	0.83	2.57	1.77	(3.17)

Total increase (decrease) from investment operations	5.69	1.02	2.75	1.94	(2.96)

Less dividends:
Dividends from net investment income	(0.20)	(0.20)	(0.20)	(0.15)	(0.22)
Distributions from net realized gains	—	—	—	—	— (a)

Total decrease from dividends	(0.20)	(0.20)	(0.20)	(0.15)	(0.22)

Net Asset Value, end of year	$26.30	$20.81	$19.99	$17.44	$15.65

Total return	27.49%	5.14%	15.77%	12.39%	(15.58)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$66,809	$50,972	$53,363	$46,591	$40,659
Ratio of expenses to average net assets	1.25%	1.16%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.92%	0.97%	0.92%	0.97%	1.38%
Portfolio turnover	17%	14%	13%	13%	23%

(a)	Amount represents less than 0.005 per share.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2013:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$62,162,219	$—	$—	$62,162,219
CORPORATE BONDS & NOTES	—	10,344,774	—	10,344,774
U.S. GOVERNMENT AGENCIES	—	6,346,573	—	6,346,573
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	6,583,800	—	6,583,800

TOTAL	$62,162,219	$23,370,147	$—	$85,532,366

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2013:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$66,449,640	$—	$—	$66,449,640
SHORT-TERM OBLIGATIONS	—	424,000	—	424,000

TOTAL	$66,449,640	$424,000	$—	$66,873,640

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended July 31, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the year ended July 31, 2013. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2013, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)

Repurchase Agreements:    The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.
In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2013. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2013. At July 31, 2013, the tax years 2010 through 2013 remain open to examination by the Internal Revenue Service.
The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.
(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2013, the Balanced Fund and Equity Fund received $2,341 and $433, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. At year end, no liability has been accrued.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.

(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2013, Green Century accrued fees of $255,711 to Trillium. Northern Trust Investments, Inc (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2013 Green Century accrued fees of $75,000 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2013, Green Century accrued fees of $95,999 and $95,999 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $25,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2013, Green Century accrued fees of $53,778 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $29,895,000 and $20,046,291, respectively, for the year ended July 31, 2013. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $11,706,221 and $9,591,467, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2013 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$8,048	$18,174
Undistributed long-term capital gains	0	0

Tax accumulated earnings	8,048	18,174

Accumulated capital and other losses	(2,446,323)	(4,419,664)
Unrealized appreciation (depreciation)	16,608,610	18,497,677

Distributable net earnings (deficit)	$14,170,335	$14,096,187

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTSconcluded

The Balanced Fund and the Equity Fund had accumulated short term capital loss carryforwards of $2,446,323 and $4,419,664, respectively, of which $2,446,323 and $3,499,154, respectively, expire in the year 2018 and $0 and $920,510, respectively, expire in the year 2019. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended July 31, 2013, the Balanced and Equity Fund utilized $1,666,588 and $1,777,981, respectively of their capital loss carryovers.

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2012
Ordinary income	$437,535	$330,794	$489,952	$503,447
Long-term capital gains	—	—	—	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2012
Shares sold	1,000,325	230,554	355,575	483,235
Reinvestment of dividends	22,065	18,606	21,267	24,932
Shares redeemed	(281,498)	(331,848)	(285,551)	(728,023)

	740,892	(82,688)	91,291	(219,854)

NOTE 6 — FASB Accounting Standards Codification Topic 815

The Funds adopted FASB ASC Topic 815, Disclosures about Derivative and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about (a) how an entity uses derivative instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a Fund’s financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing as of July 31, 2013 or for the year then ended and the affect of using derivatives during the year. Neither of the Funds held any derivative positions as of and for the year ended July 31, 2013.

NOTE 7 — Recent Accounting Pronouncements

In January 2013, the FASB issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting ASU No. 2013-01 and determined there are no changes to the financial statements.

NOTE 8 — Subsequent Events

Subsequent to July 31, 2013 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the “Funds”), each a series of Green Century Funds as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 20, 2013

TAX INFORMATION (unaudited)

For the year ended July 31, 2013, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2013, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2013. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, which may have provided brokerage services to Northern Trust Investments, Inc., the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Stephen J. Morgan 104 Landing Drive Chapel Hill, NC 27514 Age: 65	Trustee since 1991	President, Clean Energy Solutions, Inc. (since 2008); Vice President, Clean Energy Solutions, Inc. (2007-2008); Vice President, AMERESCO, Inc. (2000-2007)	2

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 48	Trustee since 2009	Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011-2012); Chief Operating Officer, Apollo Alliance (2007-2011);	2

Deborah Spalding 114 State Street Suite 200 Boston, MA 02109 Age: 47	Trustee since 2012	Managing Partner, Working Lands Investment Partners, LLC (since 2008);	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 65	Chairperson since 2009, Trustee since 1991	Director and President, Gunnison Valley Housing Foundation (since 2011); Director and Vice President, Coal Creek Watershed Coalition (since 2011); Chairperson, Gunnison Valley Transportation Authority (2004-2010); President, Peanut Mine, Inc. (2002-2012); Senior Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (1999-2010); Director and Secretary, Crested Butte Land Trust (1991-2009)	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 44	Trustee since 2005	Member, Board of Directors, BATS Global Markets (since 2011); Executive Managing Director, Instinet, LLC (since 2007)	2

Douglas H. Phelps* 1550 Larimer St. #216 Denver, CO 80202 Age: 66	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; Chairman, Fund for the Public Interest Advisory Board (since 1982); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (Since 2003)	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 51	Trustee since 1991	Senior Advisor, Fair Share Alliance (since 2012); President (since 2006) and Director (since 2006), Green Century Capital Management, Inc; Political Director, Fund for the Public Interest (since 1989), Senior Staff, Center for Public Interest Research (since 1989)	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 60	President since 2005 Treasurer since 2008 and from 1991-2005.	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 54	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2013

Balanced Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/13: $37,400.00

For the fiscal year ended 7/31/12: $36,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/13: $10,800.00

For the fiscal year ended 7/31/12: $10,400.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1) The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2) Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/13: $10,800.00

For the fiscal year ended 7/31/12: $10,400.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics is filed herewith.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 7, 2013

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 7, 2013